UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

SCHEDULE 14A
___________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.        )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Kayne Anderson Energy Infrastructure Fund, Inc. (NYSE: KYN)

February 26, 2025

Dear Fellow Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) to be held on April 9, 2025, at 10:00 a.m. Central Time at the offices of Kayne Anderson, 717 Texas Avenue, Suite 2200, Houston, TX 77002.

For the Company, you will be asked to (i) elect one director of the Company, and (ii) ratify PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2025.

Enclosed with this letter are (i) answers to questions you may have about the proposals, (ii) the formal notice of the meeting, (iii) the proxy statement, which gives detailed information about the proposals and why the Board of Directors of the Company recommends that you vote to approve them, and (iv) an actual written proxy for you to sign and return.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. We request that you promptly vote your shares via the internet, telephone, or complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-877-657-3863.

Sincerely,

James C. Baker, Jr.
Chairman of the Board of Directors, President and CEO

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.  WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.   This proxy contains the following proposals for the Company:

•  Proposal One — to elect one director to serve until the Company’s 2028 Annual Meeting of Stockholders and until her successor is duly elected and qualified.

•  Proposal Two — to ratify PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2025.

Q.  HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.   The Board of Directors of the Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.  HOW CAN I VOTE?

A.   Voting is quick and easy. You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the proxy ballot), or by simply completing and signing the enclosed proxy ballot and mailing it in the postage-paid envelope included in this package. You may also vote during the meeting if you are able to attend the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

This information summarizes information that is included in more detail in the proxy statement. We urge you to read the proxy statement carefully.

If you have questions, call 1-877-657-3863.

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KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Kayne Anderson Energy Infrastructure Fund, Inc.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of Kayne Anderson Energy Infrastructure Fund, Inc., a Maryland corporation (the “Company”), will be held on April 9, 2025, at 10:00 a.m. Central Time at the offices of Kayne Anderson, 717 Texas Avenue, Suite 2200, Houston, TX 77002 for the following purposes:

1.  To elect one director of the Company to hold office until the 2028 Annual Meeting of Stockholders and until her successor is duly elected and qualified; and

2.  To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2025.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Stockholders of record as of the close of business on February 19, 2025 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting thereof).

By Order of the Board of Directors of the Company,

Michael J. O’Neil
Executive Vice President and Secretary

February 26, 2025

Houston, Texas

ii

iii

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

717 Texas Avenue, Suite 2200
Houston, TX 77002
1-877-657-3863

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

APRIL 9, 2025

This proxy statement is being sent to you by the Board of Directors of Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), a Maryland corporation (the “Company”). The Board of Directors of the Company is asking you to complete and return the enclosed proxy card, permitting your votes to be cast at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 9, 2025, at 10:00 a.m. Central Time at the offices of Kayne Anderson, 717 Texas Avenue, Suite 2200, Houston, TX 77002.

Stockholders of record of the Company at the close of business on February 19, 2025 (the “Record Date”), are entitled to vote at the Annual Meeting. As a stockholder of the Company, you are entitled to one vote for each share of Common Stock and one vote for each share of Preferred Stock you hold on each matter on which holders of such shares are entitled to vote. This proxy statement and the enclosed proxy are first being mailed to stockholders on or about March 10, 2025.

Important notice regarding the availability of proxy materials for the 2025 Annual Meeting of Stockholders to be held on April 9, 2025:    This proxy statement is available at https://kaynefunds.com/proxyinformation. The Company’s annual report can be accessed through Company’s website at www.kaynefunds.com, or on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov. To request a hard copy of these reports be mailed to you, free of charge, please contact the Company at 1-877-657-3863 or email cef@kayneanderson.com.

The Company is managed by KA Fund Advisors, LLC (“KAFA”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”). KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading alternative investment management firm focused on real estate, credit, infrastructure and energy. With a team defined by an entrepreneurial and resilient culture, Kayne Anderson’s investment philosophy is to pursue cash flow-oriented niche strategies where knowledge and sourcing advantages enable us to deliver above average, risk-adjusted investment returns. As responsible stewards of capital, Kayne’s philosophy extends to promoting responsible investment practices and sustainable business practices to create long-term value for our investors. Kayne Anderson manages over $36 billion in assets (as of December 31, 2024) for institutional investors, family offices, high net worth, and retail clients and employs over 350 professionals in five core offices across the United States. Kayne Anderson may be contacted at the address listed above.

This proxy statement sets forth the information that the Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals and the classes of stockholders being solicited with respect to each proposal. Please refer to the discussion of each proposal in this proxy statement for information regarding votes required for the approval of each proposal.

Proposals	Who votes on the proposals?
1. To elect Caroline A. Winn as a director for a term of three years and until her successor is duly elected and qualified.	The holders of the Company’s Common Stock and Preferred Stock, voting together as a single class
2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2025.	The holders of the Company’s Common Stock and Preferred Stock, voting together as a single class

PROPOSAL ONE

ELECTION OF DIRECTORS

The Company’s Board of Directors (the “Board”) unanimously nominated Caroline A. Winn for election as a director at the Annual Meeting. Ms. Winn is Nominated to serve for a term of three years (until the 2028 Annual Meeting of Stockholders) and until her successor has been duly elected and qualified.

The Board of Directors of the Company has adopted a mandatory retirement policy. No director may be nominated or stand for re-election if that director would have his or her 75th birthday before the stockholders’ meeting at which that director would be elected. Once elected, a director may complete his or her term even if that director turns 75 during such term. Anne K. Costin and Albert L. Richey’s three-year terms on the Company’s Board of Directors expire at the Annual Meeting, and they will retire on that date. Ms. Costin and Mr. Richey both turned 75 during their most recent term and, pursuant to the Company’s mandatory retirement policy, will not stand for re-election to the Company’s Board.

Ms. Winn, as the sole nominee, has consented to be named in this proxy statement and has agreed to serve if elected. The Company has no reason to believe that the nominee will be unavailable to serve. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of the nominee. If the nominee is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board.

In accordance with the Company’s charter, the Board is divided into three classes of approximately equal size. Currently, the Company has eight directors as follows:

Class	Term*	Directors	Common Stockholders	Preferred Stockholders
III	Until 2025	Anne K. Costin(1)	X	X
		Albert L. Richey(1)		X
		Caroline A. Winn	X	X
I	Until 2026	William R. Cordes	X	X
		Barry R. Pearl	X	X
		Carita S. Walker	X	X
II	Until 2027	William H. Shea, Jr.	X	X
		James C. Baker, Jr.		X

____________

*        Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

(1)    Retiring from KYN’s Board of Directors at the Annual Meeting

Pursuant to the terms of the Company’s mandatory redeemable preferred stock (the “Preferred Stock”), the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of the Company’s common stock (the “Common Stock”), to elect two directors of the Company (the “Preferred Directors”). The Company has designated Albert L. Richey and James C. Baker, Jr. as the Preferred Directors. The terms of the Preferred Stock further provide that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class. The Company’s Board of Directors has designated Carita S. Walker to replace Mr. Richey as a Preferred Director upon Mr. Richey’s retirement at the Annual Meeting.

New York Stock Exchange (NYSE) listing standards require that a majority of the Company’s Board of Directors be independent, a requirement which will continue to be met even after Ms. Costin and Mr. Richey retire.

The term “Independent Director” is used to refer to a director who is not an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company, of Kayne Anderson or of the Company’s underwriters in offerings of its securities from time to time as defined in the 1940 Act. None of the Independent Directors, nor any of their immediate family members, has ever been a director, officer, or employee of Kayne Anderson or its affiliates. James C. Baker, Jr. is an “interested person” or “Interested Director” by virtue of his employment relationship with Kayne Anderson.

For information regarding the Company’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis”.

The following tables set forth the nominee’s and each remaining director’s name and year of birth; position(s) held with the Company and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for the nominee and directors is 717 Texas Avenue, Suite 2200, Houston, TX 77002.

INFORMATION REGARDING DIRECTOR NOMINEES AND DIRECTORS

NOMINEE FOR INDEPENDENT DIRECTOR

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Caroline A. Winn (born 1963)	Director. 3-year term (until the 2025 Annual Meeting of Stockholders)/served since April 2022. Member of the Audit Committee.	Chief Executive Officer of San Diego Gas & Electric (SDG&E), one of Sempra Energy’s regulated California utilities, since August 2020. Chief Operating Officer of SDG&E from 2017 to 2020.	1

Current:

•   SDG&E (utility company)

•   American States Water Company (utility company)

•   Monarch School (not-for-profit organization)

•   Father Joe’s Villages (not-for-profit organization)

•   Scripps Institution of Oceanography (not-for-profit organization)

Prior:

•   KMF(2)

•   Western Energy Institute (not-for-profit organization)

____________

(1)    The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson. For each director, the Fund Complex consists solely of KYN.

(2)    In November 2023, Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) merged with and into KYN.

REMAINING INDEPENDENT DIRECTORS

Name (Year Born)	Position(s) Held with The Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
William R. Cordes (born 1948)	Director. 3-year term (until the 2026 Annual Meeting of Stockholders)/served since August 2018. Member of Audit Committee (Chair).	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	1	Current: • Live Well Go Fish (not-for-profit organization) Prior: • KMF(2) • KED(3) • Boardwalk Pipeline Partners, LP (midstream MLP) • Northern Border Partners, L.P. (midstream MLP)
Barry R. Pearl (born 1949)	Director. 3-year term (until the 2026 Annual Meeting of Stockholders)/served since August 2018. Member of Audit Committee and Nominating, Corporate Governance and Compensation Committee.

Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets from March 2016 to July 2018, Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC an energy infrastructure developer), from February 2007 to March 2016. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), (the general partner of TEPPCO Partners, L.P.,) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

			1

Prior:

•   KMF(2)

•   KED(3)

•   Magellan Midstream Partners, L.P. (midstream MLP)

•   Peregrine Midstream Partners LLC (natural gas storage)

•   Seaspan Corporation (containership chartering)

•   Targa Resources Partners LP (midstream MLP)

•   TEPPCO Partners, L.P. (midstream MLP)

Name (Year Born)	Position(s) Held with The Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
William H. Shea, Jr. (born 1954)	Lead Independent Director. 3-year term (until the 2027 Annual Meeting of Stockholders)/served since March 2008. Member of Nominating, Corporate Governance and Compensation Committee (Chair).

Chief Executive Officer of Jefferson Energy Companies from January 2020 to June 2021. Chief Executive Officer of Mainline Energy Partners, LLC from July 2016 to September 2019. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.

			1

Prior:

•   KMF(2)

•   KYE(3)

•   BGH (general partner of BPL)

•   BPL (midstream MLP)

•   Gibson Energy ULC (midstream energy)

•   Mainline Energy Partners, LLC (midstream energy)

•   Niska Gas Storage Partners LLC (natural gas storage)

•   PVG (owner/general partner of PVR)

•   PVR (midstream MLP)

•   Penn Virginia Corporation (oil and gas exploration company)

•   USA Compression Partners, LP (natural gas compression MLP)

Carita S. Walker (born 1971)	Director. 3-year term (until the 2026 Annual Meeting of Stockholders)/served since June 2022. Member of Nominating, Corporate Governance and Compensation Committee.	Chief Legal Officer at Shell Recharge Solutions — a Shell company since June 2020. Senior Legal Counsel with Qatar Shell Service Company from June 2016 to June 2020.	1	Current: • Xavier University of Louisiana (not-for-profit organization) • Environmental Law Institute (not-for-profit organization) Prior: • KMF(2)

____________

(1)    The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson. For each director, the Fund Complex consists solely of KYN.

(2)    In November 2023, KMF merged with and into KYN.

(3)    In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into KMF and Kayne Anderson Energy Development Company (“KED”) merged into KYN.

REMAINING INTERESTED DIRECTOR

Name (Year Born)	Position(s) Held with The Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director During Past Five Years
James C. Baker, Jr.(3) (born 1972)	Chairman of the Board of Directors since June 2020, Director, President and Chief Executive Officer. 3-year term (until the 2027 Annual Meeting of Stockholders). Elected annually as an officer/served since June 2005.	Partner and Senior Managing Director of Kayne Anderson since February 2008. Managing Partner and Co-Head of KAFA since June 2019. Senior Managing Director of KAFA from February 2008 to June 2019. President of Kayne Anderson BDC, Inc. (“KABDC”) from February 2021 until August 2023. Chief Executive Officer of KABDC from June 2021 until August 2023. President and Chief Executive Officer of Kayne DL 2021, Inc. (“KDL”) from December 2021 until August 2023.	1

Current:

•   KACALP (investment management firm)

•   Expression Therapeutics (biotechnology company)

Prior:

•   KMF(1)

•   KED(1)

•   K-Sea Transportation Partners L.P. (shipping MLP)

•   Petris Technology, Inc. (data management for energy companies)

•   ProPetro Services, Inc. (oilfield services)

____________

(1)    In August 2018, KYE merged into KMF and KED merged into KYN, respectively. In November 2023, KMF merged with and into KYN. The table presents principal occupations for the interested director of KYN and does not set forth the principal occupations, if any, for KMF, KYE and KED.

(2)    The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson. For each director, the Fund Complex consists solely of KYN.

(3)    Mr. Baker is an “interested person” of the Company as defined in the 1940 Act by virtue of his employment relationship with Kayne Anderson.

DIRECTOR COMPENSATION

Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from the Company. For the fiscal year ended November 30, 2024:

•    Each Independent Director who served on the Board of KYN received an annual retainer of $160,000 for his or her service.

•    The Lead Independent Director received additional compensation of $15,000 annually.

• The chairperson of the Audit Committee received additional compensation of $15,000 annually.

• Each Independent Director also received $2,500 per special Board meeting attended in person, $1,500 per special Board meeting attended via telephone and $500 per offering committee meeting attended in person or by telephone.

• The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

Beginning on December 1, 2024, each Independent Director who serves on the Board of KYN receives an annual retainer of $170,000. Additionally, the lead Independent Director and chairperson of the Audit Committee each receives $15,000 of additional compensation. Each Independent Director also receives $2,500 per special Board meeting attended in person, $1,500 per special Board meeting attended via telephone and $500 per offering committee meeting attended in person or by telephone.

The following table sets forth the compensation paid by the Company during the fiscal year ended November 30, 2024 to the Independent Directors. The Company does not have a retirement or pension plan, or any compensation plans under which the Company’s equity securities were authorized for issuance.

Director Compensation Table

KYN
Independent Directors
William R. Cordes	$183,500
Anne K. Costin	167,000
Barry R. Pearl	167,000
Albert L. Richey	167,000
William H. Shea, Jr.	183,500
Carita S. Walker	167,000
Caroline A. Winn	167,000
Interested Directors
James C. Baker, Jr.	None

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors currently has two standing committees: the Audit Committee and the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”). The table below shows the directors currently serving on the committees of the Company:

	Audit Committee(1)	Nominating Committee
Independent Directors
William R. Cordes(2)	X	—
Anne K. Costin(3)	X	—
Barry R. Pearl	X	X
Albert L. Richey(3)	X	—
William H. Shea, Jr.(4)	—	X
Carita S. Walker	—	X
Caroline A. Winn	X	—
Interested Directors
James C. Baker, Jr.	—	—

____________

(1)    Each director serving on the Audit Committee has each been individually designated as an audit committee financial expert.

(2)    Chair of the Audit Committee.

(3)    Retiring at the Annual Meeting.

(4)    Lead Independent Director and Chair of the Nominating Committee.

•    Audit Committee.    The Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by the Board and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee Charter conforms to the applicable listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee Charter is available on the Company’s website (www.kaynefunds.com). The Audit Committee, approves and recommends to the Board the election, retention or termination of the Company’s independent auditor; approves services to be rendered by such auditor; monitors and evaluates auditor performance; reviews the results of the Company’s audit; determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; monitors the accounting and reporting policies and procedures of the Company and the Company’s compliance with regulatory requirements; and responds to other matters as outlined in the Audit Committee Charter. Each Audit Committee member is “independent” under the applicable NYSE listing standard.

•    Nominating Committee.    The Nominating Committee is responsible for appointing and nominating Independent Directors to the Board. Each Nominating Committee member is “independent” under the applicable NYSE listing standards. The Nominating Committee operates under a written charter adopted and approved by the Board (the “Nominating Committee Charter”), a copy of which is available on the Company’s website (www.kaynefunds.com). The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating Committee to recommend that individual for nomination as a director. The Nominating Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current directors, the Company’s management, investment adviser and counsel, nominees properly recommended by stockholders, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. As set forth in the Nominating Committee Charter, in evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

•    the candidate’s knowledge in matters relating to the investment company or to the energy industry;

•    any experience possessed by the candidate as a director or senior officer of public companies;

•    the candidate’s educational background;

•    the candidate’s reputation for high ethical standards and personal and professional integrity;

•    any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•    the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•    the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from the Company’s service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

•    such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

The Nominating Committee also considers diversity, including gender, race and national origin, education, professional experience, skills and viewpoints in identifying nominees for director. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is important that the Board members represent diverse skills, backgrounds, experiences, and perspectives.

Prior to making a final recommendation to the Board, the Nominating Committee of the Company may conduct personal interviews with the candidates it believes to be the most qualified.

If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including the Company’s stockholders.

The Nominating Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the Board of the Company, stockholders shall mail the recommendation to the Secretary of the Company at 717 Texas Avenue, Suite 2200, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate; (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an “interested person” in relation to the Company, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate.

Any such recommendation must contain sufficient background information concerning the candidate to enable the Company’s Nominating Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

Board of Director and Committee Meetings Held

The following table shows the number of meetings held for the Company during the fiscal year ended November 30, 2024:

Board of Directors	4
Board of Directors – Special	4
Audit Committee	4
Nominating Committee	3

During fiscal 2024, all of the directors of the Company attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Company does not currently have a policy with respect to board member attendance at annual meetings.

Please refer to “Corporate Governance” for a review of the Board’s leadership structure, role in risk oversight and other matters.

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS,
EXPERIENCE, ATTRIBUTES OR SKILLS

The Board of the Company believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above under “Information Regarding Director Nominees and Directors.” In addition, many of the directors have served as members of the board of other public companies, non-profit entities or other organizations. Therefore, they have substantial boardroom experience and, in their service to the Company, have gained substantial insight as to the operation of the Company and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity, and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Board of the Company annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

James C. Baker, Jr. Mr. Baker is Chairman, President and Chief Executive Officer of KYN. He has been a Managing Partner of KAFA since June 2019 and Senior Managing Director of Kayne Anderson since February 2008. Mr. Baker was Senior Managing Director of KAFA from February 2008 to June 2019. He previously served as Executive Vice President of KYN from June 2008 to June 2016; and as Vice President of KYN from June 2005 to June 2008. Mr. Baker also served as President of Kayne Anderson BDC, Inc. from February 2021 until August 2023 and as Chief Executive Officer from June 2021 until August 2023. He also served as President and Chief Executive Officer of Kayne DL 2021, Inc. from December 2021 until August 2023. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Mr. Baker currently serves on the boards of directors of Kayne Anderson and Expression Therapeutics. Mr. Baker previously served on the boards of directors of K-Sea Transportation Partners L.P., Petris Technology, Inc., and ProPetro Services, Inc. Mr. Baker holds a Bachelor of Business Administration in Finance from the University of Texas and a Master of Business Administration from Southern Methodist University. Mr. Baker’s experience at the Company and Kayne Anderson makes him a valued member of the Board.

William R. Cordes. Mr. Cordes serves as an independent director and audit committee chair of KYN. He has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. and President of each of Northern Border Pipeline Company, Northern Natural Gas Company, and Transwestern Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970 and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. Mr. Cordes previously served on the boards of directors of KMF and KED, Boardwalk Pipeline Partners, LP, Northern Border Partners, L.P., the Interstate Natural Gas Association of America

and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allows him to provide the Board with insight into the energy industry in general and natural gas pipelines in particular.

Barry R. Pearl. Mr. Pearl serves as an independent director of KYN. He most recently served as a management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets from March 2016 to July 2018. Mr. Pearl was Executive Vice President of Kealine, LLC (and its affiliate WesPac Midstream LLC, an energy infrastructure developer) from February 2007 to March 2016. In 2001, Mr. Pearl was elected President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO,” the general partner of TEPPCO Partners, L.P.). During his time at TEPPCO he also held the positions of Chief Operating Officer, Chief Executive Officer, and director. Prior to joining TEPPCO, Mr. Pearl’s experience included such positions as Vice President – Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation, and Senior Vice President, Business Development, Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipeline Partners, L.P. Mr. Pearl also served on the board of directors of Magellan Midstream Partners, L.P. (“MMP”), as Lead Director and a member of the Audit Committee until ONEOK, Inc. completed its acquisition of MMP in September 2023. Prior directorships include Targa Resources Partners LP, Peregrine Midstream Partners LLC, Seaspan Corporation and as past Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the midstream sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board many years of experience as the chairman of the audit committees of several public companies.

William H. Shea, Jr. Mr. Shea serves as the lead independent director of KYN. He previously served as the Chief Executive Officer of Jefferson Energy Companies from January 2020 to June 2021, Chief Executive Officer of Mainline Energy Partners, LLC from July 2016 to September 2019, Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016, and as the Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR), a midstream MLP from March 2010 to March 2014. Mr. Shea also served as the President and Chief Executive Officer of Penn Virginia GP Holdings L.P. (PVG), which then owned the general partner of PVR. Mr. Shea was previously with Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to June 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to June 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company, and Laidlaw Environmental Services. In addition to his directorship at KYN, Mr. Shea formerly served on the board of directors of Mainline Energy Partners, LLC, USA Compression Partners, LP, PVG, PVR, Penn Virginia Corporation, BPL, BGH, Gibson Energy ULC, and Niska Gas Storage Partners LLC. Mr. Shea holds a B.A. from Boston College and an M.B.A. from the University of Virginia. Mr. Shea’s extensive executive experience in the midstream sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Board with insight into the specific industries in which the Company invests.

Carita S. Walker. Ms. Walker serves as an independent director of KYN. She currently serves as the Chief Legal Officer at Shell Recharge Solutions, a Shell Company that provides a range of customizable software and services related to energy efficiency and sustainability, including electric vehicle charging solutions. Ms. Walker has numerous years of experience in commercial contracting, mergers and acquisitions, legislative and market development in nascent and novel industries and technologies, and grass-roots advocacy. She is passionate about creating scalable, innovative business solutions, building compliant, safe, and inclusive cultures, and advancing environmental, social, and governance (ESG) initiatives. Ms. Walker is an acknowledged thought leader and active participant in Diversity, Equity, & Inclusion (DE&I) efforts as one of the architects of the Shell Global Legal DE&I plan and a member of the Deloitte Chief Legal Officer DE&I think tank. Ms. Walker did her undergraduate studies at Xavier University of Louisiana, studied at Harvard University in Cambridge, MA, and obtained her law degree from the University of California at Berkeley — School of Law. Ms. Walker’s extensive legal background and experience with one of the largest international energy companies in the world equips her to provide valuable insight to the Board.

Caroline A. Winn. Ms. Winn serves as an independent director of KYN. She currently serves as chief executive officer for San Diego Gas & Electric (SDG&E), one of Sempra Energy’s regulated California utilities. Ms. Winn has held a broad set of leadership roles during her 30-plus year career in the utility space. An experienced executive and board member, her collaborative, resilient, and transparent leadership style has earned high praise from the industry, regulators, and government officials. Ms. Winn also currently serves on the board of directors of SDG&E and leads SDG&E’s Women’s Leadership Group. In addition, Ms. Winn is a director and member of the audit committee of the board of the Monarch School for underserved youth and serves on the director’s council of the Scripps Institution of Oceanography. Ms. Winn holds a bachelor’s degree in electrical engineering from California State University Sacramento and is a registered professional engineer in the State of California. In addition to her managerial and executive leadership experience, Ms. Winn’s extensive background in the utility industry allows her to provide the Board with valuable insight.

Required Vote

The election of Ms. Winn as a director under this proposal requires the affirmative vote of the holders of a majority of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of Common Stock, and each share of Preferred Stock, is entitled to one vote.

Abstentions, if any, will have the same effect as votes against the election of the nominees, although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting.

In uncontested elections of directors, brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote. For this reason, it is anticipated that there will be few, if any, broker “non-votes” in connection with this proposal. However, broker non-votes, if any, will have the same effect as a vote against the nominee, although they would be considered present for purposes of determining a quorum.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE TO THE BOARD.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Audit Committee and the Board of Directors of the Company, including all of the Company’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending November 30, 2025, and are submitting the selection of PricewaterhouseCoopers LLP to stockholders for ratification.

PricewaterhouseCoopers LLP has audited the financial statements of the Company since inception and has informed the Company that it has no direct or indirect material financial interest in the Company or in Kayne Anderson.

A representative of PricewaterhouseCoopers LLP will not be present at the Annual Meeting but will be available by telephone and have the opportunity to make a statement, if such representative so desires, and to respond to stockholders’ questions.

Throughout the year, the Audit Committee of the Company meets with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

INDEPENDENT ACCOUNTING FEES AND POLICIES

Audit and Other Fees

The following table sets forth the approximate amounts of the aggregate fees billed to the Company for the fiscal years ended November 30, 2024 and 2023, respectively, by PricewaterhouseCoopers LLP:

	2024	2023
Audit Fees(1)	$205,000	$188,000
Audit-Related Fees(2)	—	77,000
Tax Fees(3)	399,000	314,000
All Other Fees	—	—
Total	$604,000	$579,000

____________

(1)      For professional services rendered with respect to the audit of the Company’s annual financial statements and the quarterly review of the Company’s financial statements (as applicable).

(2)      For professional services rendered with respect to assurance and related services reasonably related to the performance of the audits of the Company’s annual financial statements not included in “Audit Fees” above.

(3)      For professional services for tax compliance, tax advice and tax planning, including fees billed to the Company for tax services related to funds acquired through merger.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered, for the fiscal years ended November 30, 2024 and 2023, were (i) $399,000 and $314,000, respectively; and all of such non-audit fees related to tax services provided by PricewaterhouseCoopers LLP. These services consisted of (i) tax compliance including the review and/or preparation of federal, state and local tax returns and refund claims ($399,000 and $296,000 for the fiscal years ended November 30, 2024 and 2023, respectively), and (ii) federal, state and local tax planning and advice related to statutory, regulatory or administrative developments as well as other tax advice ($0 and $18,000 for the fiscal years ended November 30, 2024 and 2023, respectively).

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $4,124,000 and $4,821,000 for services rendered to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that provides ongoing services to the Company for the fiscal years ended November 30, 2024 and 2023, respectively. The Audit Committee of the Company has considered the provision of non-audit services that were rendered to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that provides ongoing services to the Company that were not pre-approved by the Audit Committee and has determined that the provision of such non-audit services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Audit Committee Pre-Approval Policies and Procedures

Before the auditor for the Company is engaged by the Company to render audit, audit-related or permissible non-audit services to the Company, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Before any non-audit services may be provided by the auditor to Kayne Anderson or any entity in the investment company complex (i.e., the Company, Kayne Anderson and any entity controlled by, controlling or under common control with Kayne Anderson if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Company or Kayne Anderson), if the nature of the services to be provided relate directly to the Company’s operations or financial reporting, such non-audit services must be pre-approved by the Audit Committee. Any pre-approval policies and procedures established by the Audit Committee must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to Kayne Anderson. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with PricewaterhouseCoopers LLP, the Audit Committee of the Company approved in advance all audit services and non-audit services, if any, that PricewaterhouseCoopers LLP provided to the Company and to Kayne Anderson (with respect to the Company’s operations and financial reporting). None of the services rendered by PricewaterhouseCoopers LLP to the Company or Kayne Anderson were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that were not required to be pre-approved by the Audit Committee is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Board”) of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors, and the Audit Committee meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee also selects, retains and evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee is currently composed of five directors. The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available on the Company’s website (www.kaynefunds.com). Each Audit Committee member is “independent” as defined by New York Stock Exchange listing standards.

The Audit Committee, in discharging its duties, has met with and held discussions with management and the Company’s independent auditors and any internal auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the U.S. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with accounting principles generally accepted in the U.S.

Based on the Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee has recommended that its Board include the audited financial statements in the Company’s Annual Report on Form N-CSR for the fiscal year ended November 30, 2024 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company:

William R. Cordes
Anne K. Costin
Barry R. Pearl
Albert L. Richey
Caroline A. Winn

Required Vote

The approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of Common Stock, and each share of Preferred Stock is entitled to one vote.

For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each executive officer’s name and year of birth; position(s) with the Company, term of office, and length of time served; principal occupations during the past five years; and directorships. The address for the Company’s officers is 717 Texas Avenue, Suite 2200, Houston, TX 77002.

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Officer	Other Directorships Held by Officer During Past Five Years
James C. Baker, Jr. (born 1972)	See information on page 7.
Harrison J. Little (born 1988)	Executive Vice President. Elected annually as an officer/served since February 2024.	Partner and Deputy Co-Head and Head of Research of KAFA since December 2023. Partner, Co-Founder and Director of Research of Decade Renewable Partners from September 2021 until December 2023. Senior Associate at Citadel LLC from July 2017 until October 2020.	1	None
A. Colby Parker (born 1987)	Chief Financial Officer and Treasurer since April 2022. Elected annually as an officer/served since January 2019.	Chief Financial Officer and Treasurer of KYN since April 2022. Vice President of KYN from June 2020 to March 2022. Assistant Treasurer of KYN from January 2019 to March 2022. Managing Director of Kayne Anderson since August 2023. Controller of Kayne Anderson from July 2015 until August 2023.	1	None

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Officer	Other Directorships Held by Officer During Past Five Years
Ron M. Logan, Jr. (born 1960)	Executive Vice President. Elected annually as an officer/served since September 2012.	Senior Managing Director of Kayne Anderson since February 2014. Managing Director of Kayne Anderson from September 2006 to February 2014. Senior Vice President of KYN from September 2012 until June 2024.	1

Current:

•   Sentinel Midstream Highline JV Holdings LLC (midstream energy company)

•   Streamline Innovations Holdings, Inc. (gas and water treatment company)

Prior:

•   VantaCore Partners LP (aggregates MLP)

Michael J. O’Neil (born 1983)	Executive Vice President and Secretary. Elected annually as an officer/served as since December 2013.	Executive Vice President of KYN since June 2024. Secretary of KYN since 2021. Chief Compliance Officer of Kayne Anderson since March 2012 and of KYN since December 2013 and of KA Associates, LLC. (broker-dealer) since January 2013. Chief Compliance Officer of KABDC since February 2021. Secretary of KABDC since June 2021. Chief Compliance Officer and Secretary of KDL since December 2021. A compliance officer at BlackRock Inc. from January 2008 to February 2012.	1	Current: • Worcester Academy (not-for-profit organization)
Gordon H. Hamilton (born 1994)	Vice President. Elected annually as an officer/served since September 2024.	Vice President of KYN since September 2024. Portfolio Manager at Kayne Anderson since January 2024. Senior Research Analyst at Kayne Anderson since 2020. Associate at Kayne Anderson from 2018 to 2019. Investment Banking Analyst at Bank of America Merrill Lynch from 2016 to 2018.	1	None
Adriana I. Jimenez (born 1976)	Vice President. Elected annually as an officer/served since December 2021.	Vice President of KYN since December 2021. Controller of Kayne Anderson since 2011.	1	None
Mark V. Mangilit (born 1979)	Chief Compliance Officer. Elected annually as an officer/served since June 2024.	Chief Compliance Officer of KYN since March 2024. Senior Vice President of Kayne Anderson since January 2019.	1	None

____________

(1)      In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”) merged into KYN. In November 2023, KMF merged with and into KYN. The table presents principal occupations for each officer of KYN and does not set forth the principal occupations, if any, for KMF, KYE and KED.

(2)      The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson. For each officer, the Fund Complex consists solely of KYN.

COMPENSATION DISCUSSION AND ANALYSIS

Pursuant to an investment management agreement between the Company and KAFA (the Company’s external manager), KAFA is responsible for supervising the investments and reinvestments of the Company’s assets. KAFA, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. The Company pays various management fees to KAFA for the advisory and other services performed by KAFA under the investment management agreement.

The executive officers who manage the Company’s regular business are employees of KAFA or its affiliates. Accordingly, the Company does not pay salaries, bonuses or other compensation to its executive officers. The Company does not have employment agreements with its executive officers. The Company does not provide pension or retirement benefits, perquisites, or other personal benefits to its executive officers. The Company does not maintain compensation plans under which its equity securities are authorized for issuance. The Company does not have arrangements to make payments to its executive officers upon their termination or in the event of a change in control of the Company.

The investment management agreement for the Company does not require KAFA to dedicate specific personnel to fulfilling its obligation to the Company under the investment management agreement or require KAFA personnel to dedicate a specific amount of time to the management of the Company. In their capacities as executive officers or employees of KAFA or its affiliates, they devote such portion of their time to the Company’s affairs as required for the performance of KAFA’s duties under the investment management agreement.

The executive officers for the Company are compensated by KAFA. The Company understands that KAFA takes into account the performance of the Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for the Company, certain of the executive officers receive compensation for services performed for KAFA’s various investment funds. However, KAFA cannot segregate and identify that portion of the compensation awarded to, earned by or paid to the Company’s executive officers that relates exclusively to their services to the Company.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following tables set forth the number of shares of the Company’s Common Stock (as of December 31, 2024) and Preferred Stock (as of January 31, 2025) beneficially owned by the Company’s current directors and executive officers as a group, and certain other beneficial owners, according to information furnished to the Company by such persons. Based on statements publicly filed with the SEC and other information obtained from such persons, as of December 31, 2024, one person beneficially owned more than 5% of KYN’s outstanding Common Stock. As of January 31, 2025, KYN is aware of eight persons, respectively, each of whom beneficially owns more than 5% of the Company’s outstanding Preferred Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Common Stock

	KYN
	Number of Shares		Percent of Class(1)
Independent Directors
William R. Cordes	19,850		*
Anne K. Costin	3,218		*
Barry R. Pearl	15,000		*
Albert L. Richey	25,305		*
William H. Shea, Jr.	20,158		*
Carita S. Walker	—		*
Caroline A. Winn	—		*
Interested Directors
James C. Baker, Jr.	680,939		*
Executive Officers
Harrison J. Little	—		*
A. Colby Parker	4,373		*
Ron M. Logan, Jr.	69,037		*
Michael J. O’Neil	—		*
Gordon H. Hamilton	1,589		*
Adriana I. Jimenez	3,639		*
Mark V. Mangilit	—		*
All Directors & Executive Officers as a Group (15 persons)	843,108	(2)	*
	KYN
Name of Beneficial Owner of Common Stock	Number of Shares	Percent of Class(1)
Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	9,138,329	5.4%

____________

*          Less than 1% of class.

(1)      Based on 169,126,038 shares outstanding as of December 31, 2024.

(2)      Does not include 1,614,222 shares of common stock held by KA Associates, LLC., a FINRA registered broker-dealer and affiliate of KAFA and KACALP by virtue of common control. Certain executive officers have ownership interests in KAFA, KACALP and/or KA Associates, LLC., however, such officers may not exercise voting or investment power with respect to shares held by these entities. KYN believes by virtue of these arrangements that those officers should not be deemed to have indirect beneficial ownership of such shares.

Preferred Stock

	KYN
Name of Owner of Preferred Stock	Number of Shares	Percent of Class(1)
All Directors & Executive Officers as a Group (15 persons)	—	—
MetLife Investment Management, LLC One MetLife Way Whippany, NJ 07981	1,224,000	19.9%
Voya Investment Management LLC 5780 Powers Ferry Rd NW, Suite 300 Atlanta, GA 30327-4347	1,128,047	18.4%
Principal Global Investors, LLC 711 High Street Des Moines, IA 50392	766,973	12.5%
Thrivent Financial for Lutherans 901 Marquette Avenue, Suite 2500 Minneapolis, MN 55402	680,000	11.1%
The Guardian Life Insurance Company of America 10 Hudson Yards New York, NY 10001	440,000	7.2%
Mutual of Omaha 3300 Mutual of Omaha Plaza Omaha, NE 68175-1011	321,610	5.2%
Barings LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	320,000	5.2%
UNUM Life Insurance Company of America 1 Fountain Square Chattanooga, TN 37402	320,000	5.2%

____________

*          Less than 1% of class.

(1)      Based on 6,144,117 shares outstanding as of January 31, 2025.

The following table sets forth the dollar range of the Company’s equity securities, and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex, beneficially owned by the directors of the Company as of December 31, 2024 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the 1934 Act):

Common Stock Ownership

Aggregate Dollar Range of Equity Securities(1) in Company and Funds Overseen by Director in Fund Complex

Independent Directors
William R. Cordes	Over $100,000
Anne K. Costin	$10,001 – $50,000
Barry R. Pearl	Over $100,000
Albert L. Richey	Over $100,000
William H. Shea, Jr.	Over $100,000
Carita S. Walker	None
Caroline A. Winn	None
Interested Directors
James C. Baker, Jr.	Over $100,000

____________

(1)      The dollar ranges of equity securities are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000. The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by Kayne Anderson. For each director, the Fund Complex consists solely of KYN.

As of December 31, 2024, the Independent Directors of the Company (other than Ms. Costin and Mr. Pearl, as noted in the following table) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of December 31, 2024, the Independent Directors of the Company did not own beneficially or of record any class of securities of the underwriters of the offerings of the Company’s Common Stock or Preferred Stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

As of December 31, 2024, Kayne Anderson, along with certain of its officers and employees, including executive officers of the Company, owned, in the aggregate, approximately $35 million of KYN’s Common Stock.

The table below sets forth information about securities owned by the independent directors of the Company and their respective immediate family members, as of November 30, 2024, in entities directly or indirectly controlling, controlled by, or under common control with, the Company’s investment adviser or underwriters.

Director	Name of Owners and Relationships to Director	Company(1)	Title of Class	Value of Securities	Percent of Class
Anne K. Costin	Self	Kayne Anderson Non-Traditional Investments, L.P.	Partnership Units	$40,751	*
		Kayne Anderson Real Estate Partners VI, L.P.	Partnership Units	$87,017	*
		Kayne Enhanced Midstream Fund, L.P.	Partnership Units	$126,110	*
		Kayne Partners Fund III (QP), L.P.	Partnership Units	$18,206	*
Barry R. Pearl	Self	Kayne Anderson BDC, Inc.	Common Stock	$508,596	*
		KA Credit Advisors Holdco, LLC	Membership Interests	$37,875	*
		Kayne Anderson Real Estate Partners V, LP	Partnership Units	$340,828	*

____________

*          Less than 1% of class.

(1)      KACALP may be deemed to “control” the fund by virtue of its role as the fund’s general partner.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Company’s directors and executive officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file Section 16(a) forms with the SEC and NYSE reporting their affiliation with the Company, their ownership, and changes in their ownership of the Company’s shares. Those persons and entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of those Section 16(a) forms furnished to it, the Company believes that its directors and executive officers, KAFA, affiliated persons of KAFA, and any persons holding more than 10% of the Company’s Preferred Stock have complied with all applicable Section 16(a) filing requirements during the last fiscal year, except that one late Form 3 was filed for each of Harrison J. Little and Gordon H. Hamilton, officers of the Company. To the knowledge of the Company’s management, no person beneficially owned more than 10% of the Company’s Common Stock during the fiscal year ended November 30, 2024.

CORPORATE GOVERNANCE

Board Leadership Structure

The Company’s business and affairs are managed under the direction of its Board, including the duties performed for the Company pursuant to its investment management agreement. Among other things, the Board of the Company sets broad policies for the Company, approves the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of the Company’s independent registered public accounting firm. The role of the Board of the Company and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of the Company currently consists of eight directors, seven of whom are Independent Directors with one lead Independent Director. Anne K. Costin and Albert L. Richey will retire at the Annual Meeting, leaving the Board of the Company with six directors, five of whom are Independent Directors, including the lead Independent Director. As part of the regular Board meetings for the Company, the Independent Directors meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board of the Company reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the Company’s Amended and Restated Bylaws, the Board of the Company may designate a Chairman to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that having the flexibility to designate its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Baker serves as Chairman of the Board of the Company. Mr. Baker is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. The Company believes that Mr. Baker’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees being Independent Directors only is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company.

Presently, Mr. Shea has been designated as lead Independent Director. While Mr. Shea is the lead Independent Director, all of the Independent Directors play an active role in serving on the Board. The Independent Directors constitute a majority of the Company’s Board and are closely involved in all material deliberations related to the Company. The Board of the Company believes that, with these practices, each Independent Director has a stake in the Board’s actions and oversight role and accountability to the Company and its stockholders.

Board Role in Risk Oversight

The Company’s Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board of the Company implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the

Board and its committees receive reports on the Company’s activities, including those related to the Company’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The meetings of the Audit Committee of the Company with the Company’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and Kayne Anderson to receive reports regarding the management of the Company, including those related to certain investment and operational risks, and the Independent Directors of the Company are encouraged to communicate directly with senior management.

The Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified, or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

Considerations in Board Composition

The Nominating Committee of the Company evaluates candidates’ qualifications for Board membership. The Nominating Committee of the Company takes into account the diversity of a particular candidate and the overall diversity of the Board when considering and evaluating candidates for Director. While the Nominating Committee of the Company has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would compliment or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee of the Company may also consider other factors or attributes as it may determine appropriate in its judgment. The Nominating Committee of the Company believes that the significance of each candidate’s background, experience, qualifications, attributes, or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee of the Company has not established any litmus test or quota relating to diversity that must be satisfied before an individual may serve as a director. The Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, the Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.

Communications Between Stockholders and the Board of Directors

Stockholders of either Company may send communications to the Board of Directors. Communications should be addressed to the Secretary of the Company at 717 Texas Avenue, Suite 2200, Houston, TX 77002. The Secretary will forward any communications received directly to the Board.

Code of Ethics and Policies Regarding Transactions with Related Parties

The Company has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Copies of the code of ethics of the Company may be obtained from the Company free of charge by calling (877) 657-3863 or visiting the Company’s website at www.kaynefunds.com.

The Company has adopted policies with respect to affiliated and related party transactions to the extent required by the 1940 Act and related regulatory guidance.

OTHER MATTERS

The Company’s Board knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

MORE INFORMATION ABOUT THE MEETING

Outstanding Stock

At the Record Date, the Company had the following numbers of shares of stock issued and outstanding:

Class of Stock	KYN
Common Stock	169,126,038
Preferred Stock	6,144,117

How Proxies Will Be Voted

For the Company, all proxies solicited by the Board of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes in accordance with the Board’s recommendations. The Company knows of no other matters to be presented at the Annual Meeting. However, if other proposals are properly presented at the Annual Meeting, the votes entitled to be cast by the persons named as proxies on the enclosed proxy card will cast such votes in their sole discretion.

How to Vote

If your shares in the Company are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record of the Company, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating, and returning the enclosed proxy card. For the Company, stockholders of record or their duly authorized proxies may vote during the Annual Meeting. However, even if you plan to attend the Annual Meeting, you should still return your proxy card, which will ensure your vote is cast should your plans change.

Expenses and Solicitation of Proxies

For the Company, the expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by the Company. The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Company’s shares. In order to obtain the necessary quorum at the Annual Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by the Company’s representatives, Kayne Anderson, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by the Company, the costs associated with all proxy solicitation are expected to be approximately $25,000. The Company will not pay its representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.

Dissenters’ or Appraisal Rights

Stockholders of the Company do not have dissenters’ or appraisal rights.

Revoking a Proxy

At any time before it has been voted, you may revoke your proxy for the Company by: (1) sending a letter revoking your proxy to the Secretary of the Company at 717 Texas Avenue, Suite 2200, Houston, TX 77002; (2) properly executing and sending a later-dated proxy to the Secretary of the Company at the same address; or (3) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting during the meeting.

Broker Non-Votes

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are generally matters that may substantially affect the rights or privileges of stockholders. The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine,” and brokers generally have discretionary voting power with respect to such proposal.

Quorum and Adjournment

The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum for the purposes of the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting. The chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting. For purposes of any such adjournment, the chairman may adjourn the meeting in his discretion, including to permit the solicitation of additional votes if a quorum is not present in person or by proxy at the meeting, or if the Company receives an insufficient number of votes to approve a proposal.

INVESTMENT ADVISER

KA Fund Advisors, LLC is the investment adviser for the Company. Its principal office is located at 717 Texas Avenue, Suite 2200, Houston, TX 77002.

ADMINISTRATOR

Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for the Company, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. These brokers will deliver a single copy of the proxy statement and other proxy materials to multiple stockholders sharing an address unless the brokers have received contrary instructions from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials and annual report, please notify your broker. Stockholders of the Company sharing an address who currently receive multiple copies of proxy materials and annual report of the Company at the same addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

The Second Amended and Restated Bylaws currently in effect for the Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Company’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 717 Texas Avenue, Suite 2200, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting.

Accordingly, a stockholder nomination or proposal for the Company intended to be considered at the 2026 Annual Meeting must be received by the Secretary of the Company on or after October 8, 2025 and prior to 5:00 p.m. Central Time on November 7, 2025. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2026 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, the Company must receive it not less than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by the Company on or before October 29, 2025 in order to be included in the proxy statement and proxy card for the 2026 Annual Meeting. All nominations and proposals must be in writing. There are additional requirements regarding proposals of stockholders. A stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Company’s proxy materials.

By Order of the Board of Directors of KYN,

Michael J. O’Neil
Executive Vice President and Secretary

February 26, 2025

Common

486606106

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE 2025 ANNUAL MEETING OF STOCKHOLDERS — APRIL 9, 2025

The undersigned stockholder of Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), a Maryland corporation, hereby appoints A. Colby Parker and Adriana I. Jimenez, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2025 Annual Meeting of Stockholders of KYN (the “Annual Meeting”) to be held on April 9, 2025 at 10:00 a.m. Central Time at the offices of Kayne Anderson, 717 Texas Avenue, Suite 2200, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears.    If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

Common

486606106

PROXY

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
ANNUAL MEETING PROXY CARD
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL
BE VOTED “FOR” EACH PROPOSAL.

1.   THE ELECTION OF ONE DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HER SUCCESSOR IS ELECTED AND QUALIFIED.

NOMINEE	FOR	AGAINST	ABSTAIN
Caroline A. Winn	☐	☐	☐

2.    THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KYN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2025.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The proxy statement and KYN’s most recent Annual Report are available on the internet at www.kaynefunds.com/proxyinformation.

Preferred

4866068*0 (privately held)

4866062@4 (privately held)

486606*32 (privately held)

486606Q*0 (privately held)

486606 S*8 (privately held)

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE 2025 ANNUAL MEETING OF STOCKHOLDERS — APRIL 9, 2025

The undersigned stockholder of Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), a Maryland corporation, hereby appoints A. Colby Parker and Adriana I. Jimenez, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2025 Annual Meeting of Stockholders of KYN (the “Annual Meeting”) to be held on April 9, 2025 at 10:00 a.m. Central Time at the offices of Kayne Anderson, 717 Texas Avenue, Suite 2200, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears.    If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

Preferred

4866068*0 (privately held)

4866062@4 (privately held)

486606*32 (privately held)

486606Q*0 (privately held)

486606 S*8 (privately held)

PROXY

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

ANNUAL MEETING PROXY CARD
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL
BE VOTED “FOR” EACH PROPOSAL.

1.   THE ELECTION OF ONE DIRECTOR EACH FOR A TERM OF THREE YEARS AND UNTIL HER SUCCESSOR IS ELECTED AND QUALIFIED.

NOMINEE	FOR	AGAINST	ABSTAIN
Caroline A. Winn	☐	☐	☐

2.    THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS KYN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2025.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy statement and KYN’s most recent Annual Report are available on the internet at www.kaynefunds.com/proxyinformation.